Leases	12 Months Ended
Dec. 31, 2015
Leases
Leases

14. Leases

Operating lease rental income for leased assets is recognized on a straight‑line basis and amounted to $9.4 million and $8.7 million for the years ended December 31, 2015 and 2014, respectively. Related depreciation expense for owned properties is recorded in occupancy expense on a straight‑line basis over the properties’ estimated useful lives.

The following table sets forth future minimum rental income under noncancelable operating leases with terms in excess of one year as of December 31, 2015:

Minimum
Rental
(dollars in thousands)	Income
Year ending December 31:
2016	$9,102
2017	6,474
2018	6,080
2019	5,565
2020	5,556
Thereafter	18,110
Total	$50,887

The Company, as lessee, is obligated under a number of noncancelable operating leases for premises and equipment with terms, including renewal options, up to 48 years, many of which provide for periodic adjustment of rent payments based on changes in various economic indicators. Under the premises leases, the Company is usually required to pay real property taxes, insurance and maintenance.

Rental expense, net of sublease income, was as follows:

	Year Ended December 31,
(dollars in thousands)	2015	2014
Rental expense charged to occupancy	$8,698	$8,373
Less: sublease income	1,588	1,464
Net rental expense charged to net occupancy	7,110	6,909
Rental expense charged to equipment expense	383	382
Total	$7,493	$7,291

The following table presents future minimum rental expense under leases with terms in excess of one year as of December 31, 2015:

	Operating	Less	Net
	Lease	Sublease	Lease
(dollars in thousands)	Payments	Income	Payments
Year ending December 31:
2016	$7,609	$1,377	$6,232
2017	6,080	1,132	4,948
2018	5,240	870	4,370
2019	4,908	682	4,226
2020	4,634	682	3,952
Thereafter	40,523	682	39,841
Total	$68,994	$5,425	$63,569